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                                                               Exhibit 13.(a)(1)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                                  AS ENACTED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Ricoh Company, Ltd. (the "Company") for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Masamitsu Sakurai, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 29, 2006

                                       By: /s/ Masamitsu Sakurai
                                          ------------------------------------
                                          Masamitsu Sakurai
                                          President and Chief Executive Officer